June 5, 2009  				                              $600,000
                             PROMISSORY NOTE


United EcoEnergy Corp., a corporation organized and existing under the laws of the State of Nevada, (the "Corporation"), for value received, hereby promises to pay to BioCube, Inc., or assigns, (the "Holder") the principal amount of $600,000.00 Dollars on the last day of the eighteenth month after the Date of Issue, if not previously paid or satisfied as provided herein, upon presentation and surrender of this Promissory Note (the ?Note?) at the home office of the Corporation, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon from the Date of Issue at the rate specified in Section 1 below, until payment of the full principal amount has been made or duly provided for.

1. INTEREST RATE AND PAYMENT.   This Note shall bear interest at the rate of
Ten Percent (10%) per annum. Interest shall be payable at Maturity, commencing on the Date of Issue. Interest due shall be paid by the Corporation to the Holder at the address of the Holder as then reflected on the records of the Corporation.

2. DUE DATE.   The principal amount of this Note, together with any accrued but unpaid interest, shall be due and payable on the earlier of the last day of the eighteenth (18th) month after the Date of Issue, unless previously paid, or otherwise satisfied as provided herein.

3. SUBORDINATION.	This Note shall be a subordinated obligation of the
Corporation and shall be junior in right of payment to all indebtedness incurred by the Corporation for money borrowed, all guarantees, all endorsements, and all other contingent obligations of the Corporation, including all modifications, deferrals, renewals, or extensions of such indebtedness, existing as of the date of this Note ["Senior Indebtedness"].

 4. PREPAYMENT. The Corporation may at any time and from time to time prepay the principal of this Note in whole or in part without premium or penalty. Any prepayment of this Note shall be applied first to accrued interest to the date of prepayment and thereafter to the principal amount of the Note.

5. 	NOTES EXCHANGEABLE; LOSS, THEFT, DESTRUCTION.  Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction, or mutilation of this Note and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender or cancellation of this Note, the Corporation shall issue to the Holder a new Note of like tenor, in lieu of this Note.

6. NOTES NEGOTIABLE.   Each taker and Holder, by taking and holding the same,
consents and agrees that this Note, when duly endorsed, shall be deemed negotiable and that the Holder, upon such endorsement, may be treated by the Corporation and all other persons dealing with this Note as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Note or to the transfer hereof in person or by attorney on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the Holder as the owner hereof for all purposes.

7. CORPORATE OBLIGATION. No recourse under or upon any obligation, covenant, or agreement contained in this Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any subscriber to shares, shareholder, officer or director, as such, past, present or future, of the Corporation or of any successor corporation, either directly or through the Corporation, any successor corporation, any trustee, any receiver, or any other person, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment, penalty, or otherwise; it being expressly understood that this Note is solely a corporate obligation of the Corporation, and that by the acceptance of this Note and as a part of the consideration for the issue hereof any and all such personal liability, either at common law, in equity, by constitution, or by statute, of any and all such rights and claims against, every such promoter, subscriber, incorporator, shareholder officer or directors, as such, are hereby expressly waived and released by the holder of this Note.

8. DEFAULT. In case any events of default, as defined below (''Events of Default), shall have occurred and be continuing, the principal hereof together with all interest accrued, but unpaid, hereon may be declared due and payable by the Holder of this Note including such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys fees, and disbursements.

 	 The following constitute Events of Default;

 	A.	Default in the payment of the: principal upon this Note as and when the same shall become due and payable either at maturity, upon redemption, by declaration, or otherwise as provided herein; or

 	B.    	Failure on the part of the Corporation to observe or
perform
any other of the covenants or agreements on the part of the Corporation contained in this Note for a period of ten (10) days after the date on which written notice of failure, requiring the Corporation to remedy the same, shall have been given to the Corporation by the Holder of this Note; or

	C.    	If  the Corporation shall:

      		(1) Admit in writing its inability to pay its debts
                      generally as they become due or
       		(2) File a petition in bankruptcy or a petition to take
                      advantage of any insolvency act; or
      		(3)  Make an assignment for the benefit of its creditors;
or
       		(4) Consent to the appointment of a receiver of itself or
of
                      the whole or any substantial part of its property;   or

      D.    	If the Corporation shall, on a petition in bankruptcy filed
against it, be adjudicated a bankrupt, or if a court of competent jurisdiction shall enter an order or decree (i) appointing without the consent of the Corporation a receiver of the Corporation or of the whole or substantially all of its property, or (ii) approving a petition filed against it seeking reorganization or arrangement of the Corporation under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any, State thereof, and such adjudication, order, or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of the entry hereof.

All powers and remedies given the Holder of this Note shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the holder of this Note, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Note, and no delay or omission by the Holder of this Note to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given to the Holder of this Note may be exercised from time to time, and as often as shall be deemed expedient, by the Holder of this Note.

Prior to the declaration of the maturity of this Note as provided herein above the Holder of this Note may waive any past default hereunder and its consequences, in the case of any such waiver, the Corporation and the Holder of this Note shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or any right consequent thereon.

10. PURCHASE FOR INVESTMENT.    It is specifically understood that the Note
is
not a security within the meaning of the Securities Act of 1933 or the Securities and Exchange Act of 1934 and has not been registered under the Securities Act of 1933, as amended ("Act"), or under applicable state securities laws. The Holder agrees that he is acquiring the Note for investment purposes only and not with a view to the public distribution thereof.

11.  	SPECIFIC PERFORMANCE.  The Corporation
acknowledges that any violation or breach of its obligations under this Note shall result in immediate and irreparable injury to the Holder for which a remedy at law would be inadequate. Accordingly, in the event of any breach or threatened breach by the Corporation of its obligations under this Note, the Holder shall be entitled to have such court compel the Corporation to specifically perform its obligations under this Note.

12.	NOTICES.   Notices to be given to the Holder shall be deemed to have
been
sufficiently given, if delivered or mailed, addressed in the name and at the address of such Holder appearing in the records of the Corporation and, if mailed, sent first class registered or certified mail, postage prepaid.

         	IN WITNESS WHEREOF Spring Creek Capital Corp. has caused this Note to be executed by the signature of its authorized officer on the date above stated.

Spring Creek Capital Corp.

By: /s/ Kelly T. Hickel
    ----------------------
    Kelly T. Hickel, Chief Executive Officer